UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - September 30, 2008

COMMISSION FILE NUMBER: 000-254888

RG GLOBAL LIFESTYLES, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0230641
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1200 N. VAN BUREN STREET
SUITE A
ANAHEIM, CA 92807
(Address of principal executive offices, including zip code)

(949) 888-9500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RG GLOBAL LIFESTYLES, INC.

ITEM 8.01 OTHER EVENTS.

On September 30, 2008, RG Global Lifestyles, Inc. ("RGBL") has postponed its annual shareholder meeting, previously scheduled to be held on September 30, 2008. The annual shareholders meeting will be delayed until early December of 2008. Delaying the annual shareholders meeting will provide RGBL more opportunity to finalize its evolving strategy as discussed in the press release it issued on September 4, 2008.

Rule 14a-8 Shareholder Proposal Deadline

The 2008 annual shareholders meeting date will be more than 30 days from the anniversary of RGBL’s 2007 annual shareholder meeting. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), RGBL has set a revised deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in RGBL's revised proxy materials for the annual shareholder meeting. The new deadline for delivering shareholder proposals to RGBL is the close of business on October 15, 2008. Shareholder proposals should be delivered to: RG Global Lifestyles, Inc., 1200 N. VAN BUREN STREET, SUITE A, ANAHEIM, CA 92807, Attention: Corporate Secretary. RGBL recommends that such proposals be sent by certified mail, return receipt requested. Shareholder proposals also will need to comply with the rules of the Securities and Exchange Commission ("SEC") regarding the inclusion of shareholder proposals in proxy materials, and may be omitted if not in compliance with applicable requirements.

Notice to Shareholders

In connection with the matters to be considered at the annual meeting, RGBL filed a definitive proxy statement with the SEC on July 29, 2008, and will prepare a revised definitive proxy statement for its shareholders to be filed with the SEC on or about early November, 2008. The revised definitive proxy statement will contain information about RGBL and the other matters to be voted on at the annual meeting. SHAREHOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. In addition to receiving the revised proxy statement from RGBL by mail, shareholders will be able to obtain the previously filed and revised proxy statement, as well as other filings containing information about RGBL, without charge, from the SEC's website (http://www.sec.gov) or, without charge, from RGBL's website at www.rgglife.com or by directing such request to RGBL Global Energy, Inc., 1200 N. VAN BUREN STREET, SUITE A, ANAHEIM, CA 92807, Attention: Investor Relations.

Information concerning RGBL and its directors and executive officers is set forth in RGBL's proxy statement and Annual Report on Form 10-KSB previously filed with the SEC, and will be set forth in the revised proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: September 30, 2008		RG GLOBAL LIFESTYLES, INC.

	By:	/s/ Grant King
Grant King
Chief Executive Officer